SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 6-K


                        REPORT OF FOREIGN PRIVATE ISSUER
                      PURSUANT TO RULE 13a-16 OR 15d-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  February 2004

                               BAYTEX ENERGY TRUST
                 (Translation of registrant's name into English)

                           2200, 205 - 5TH AVENUE S.W.
                            CALGARY, ALBERTA, CANADA
                                     T2P 2V7
                     (Address of principal executive office)


Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                  Form 20-F     [_]             Form 40-F       [X]

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                  Yes           [_]             No              [X]

If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________.

On September 2, 2003, Baytex Energy Trust and Crew Energy Inc. successfully completed the reorganization of Baytex Energy Ltd. into Baytex Energy Trust and Crew Energy Inc. (the "Reorganization"). A copy of the press release issued by Baytex Energy Trust is furnished as Exhibit 99.1 to this Form 6-K and is incorporated herein by reference.

As part of the Reorganization, Baytex Energy Trust became a "successor issuer" to Baytex Energy Ltd. pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the "Act"). As Baytex Energy Ltd.'s securities were registered under Section 12(g) of the Act, the securities of Baytex Energy Trust are now deemed registered under that section, and Baytex Energy Trust is required to file periodic reports under the Act with the Securities and Exchange Commission.



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EXHIBIT NO.                             DOCUMENT
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1.                         Press Release September 2, 2003
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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    BAYTEX ENERGY TRUST
                                    (Registrant)



                                    By: /s/  Daniel G. Belot
                                        ---------------------------------------
                                        Name:   Daniel G. Belot
                                        Title:  Vice President, Finance and
                                                Chief Financial Officer



Dated: February 19, 2004